AMENDMENT NO. 2 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT
ARC DOCUMENT SOLUTIONS, INC. (“ARC”) and KUMARAKULASINGAM SURIYAKUMAR (“Executive”) agree to enter into this AMENDMENT NO. 2 TO AMENDED AND RESTATED EXECUTIVE EMPLOYMENT AGREEMENT (“Amendment No. 2”) effective as of April 4, 2020 (“Effective Date”).
RECITALS
WHEREAS, ARC and Executive entered into an Amended and Restated Employment Agreement, effective as of February 9, 2018, as amended (collectively, the “Executive Agreement”). All capitalized terms in this Amendment No. 2 not otherwise defined herein shall have the meanings ascribed to them in the Executive Agreement.
WHEREAS, the parties now wish to amend certain terms of the Executive Agreement as of the Effective Date.
Now, therefore, in consideration of the promises, covenants and agreements set forth in this Amendment No. 2, the parties agree as follows:

1.	BASE SALARY.
A new Subsection 3(a)(i) is added to Section 3(a) of the Executive Agreement (Base Salary) as follows:
“3(a)(i)    Executive agrees that the amount of base salary payable to Executive pursuant to Section 3(a) shall be voluntarily reduced by fifty percent (50%) (“Base Salary Reduction”) effective as of the Effective Date for a period not exceeding three months thereafter (the “Effective Period”). Notwithstanding anything to the contrary contained in this subsection, if Executive’s employment with ARC is terminated by ARC without Cause or by Executive for Good Reason during the Effective Period, any severance benefits payment to Executive under the Executive Agreement shall be calculated based on the amount of Base Salary set forth in Section 3(a), without taking into account the Base Salary Reduction.”
Except as specifically set forth in this Amendment No. 2, the Executive Agreement remains in full force and effect without modification.
IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first hereinabove set forth.

ARC DOCUMENT SOLUTIONS, INC. By: _____________________________ Dilantha Wijesuriya Title: Chief Operating Officer	EXECUTIVE By:___________________________________ Kumarakulasingam Suriyakumar

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